Exhibit 10.2

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT
This First Amendment to Second Amended and Restated Credit Agreement (this “Amendment”) is dated as of September 14, 2017 and is entered into between Education Realty Operating Partnership, LP (“Borrower”), the Lenders, and PNC Bank, National Association, as Administrative Agent on behalf of itself and the Lenders.
WHEREAS the Borrower, the Administrative Agent and the Lenders have entered into that certain Second Amended and Restated Credit Agreement dated as of January 18, 2017 (the “Credit Agreement”), whereby the Lenders have agreed to provide certain financial accommodations to the Borrower; and
WHEREAS, the Borrower has requested that the Lenders agree to amend certain provisions of the Credit Agreement and the Lenders have agreed to so amend the terms and conditions of the Credit Agreement as set forth herein;
NOW THEREFORE, in consideration of the mutual promises and agreements herein contained, the parties hereto hereby agree as follows:
1.Incorporation of Terms and Conditions of Credit Agreement. Except as amended hereby, all of the terms and conditions of the Credit Agreement (including, without limitation, all definitions set forth therein) are specifically incorporated herein by reference. Except as amended hereby, all capitalized terms used (including in the preamble hereto) but not otherwise defined herein shall have the same meaning as in the Credit Agreement, as applicable.
2.    Representations and Warranties. Each Credit Party hereby represents and warrants that, as of the Amendment Effective Date, (i) no Default or Event of Default exists under the Credit Agreement or under any other Loan Document and (ii) all representations and warranties of such Credit Party set forth in the Credit Agreement or in any other Loan Documents are true and correct on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which event they were true and correct as of such earlier date.
3.    Ratification of Loan Documents and Guaranties. The Credit Agreement, as hereby amended, and each other Loan Document, is hereby ratified, confirmed and re-affirmed in all respects and shall continue in full force and effect. Guarantor hereby acknowledges, confirms and agrees that its “Obligations” as a Guarantor under, and as defined in, the applicable Guaranty to which it is a party include, without limitation, all Obligations of the Credit Parties at any time and from time to time outstanding under the Credit Agreement, as amended hereby, and each other Loan Document.
4.    Amendments to Credit Agreement. Subject to the satisfaction or waiver of the conditions precedent set forth in Section 5 hereof, Article 1 of the Credit Agreement is hereby amended as follows

(a)	by deleting and replacing the same as follows:

(i)	the definition of “Permitted Encumbrances” is hereby amended as by inserting the following additional subsection (g) in its appropriate alphabetical order:
“and (g) Liens in favor of the Borrower or a direct or indirect wholly-owned Lending Subsidiary of the Borrower securing JV Related Intercompany Debt;”

(ii)	the definition of “Permitted Investments” is hereby amended by inserting the following additional subsection (f) in its proper alphabetical order:
“and (f) Intercompany Debt.”

(b)	by inserting the following new definitions in appropriate alphabetical order:
“Amendment Effective Date” means September 14, 2017.
“Intercompany Debt” means indebtedness for borrowed money of any Subsidiary owed to the Guarantor or any other Lending Subsidiary that is eliminated in connection with the preparation of the consolidated financial statements of the Guarantor in accordance with GAAP.
“JV Related Intercompany Debt” means any Intercompany Debt that is issued by a Property Subsidiary that is a joint venture (herein, a “JV Property Subsidiary”), one of the equity owners in which is the Borrower or one of its direct or indirect wholly-owned Lending Subsidiaries, which Intercompany Debt is evidenced by a physical note or notes, which note or notes shall be free and clear of any Lien, and held by the Borrower and/or one of its direct or indirect wholly-owned Lending Subsidiaries. For the avoidance of doubt, at any time after the Borrower and/or any of its direct or indirect wholly-owned Subsidiaries acquire all of the equity interests in a JV Property Subsidiary, the Intercompany Debt, if any, of such JV Property Subsidiary shall no longer be treated as JV Related Intercompany Debt.
“Lending Subsidiary” means each Subsidiary of the Borrower that (i) holds a Lien on any Real Property which is owed by a Property Subsidiary and (ii) which Subsidiary is not an obligor on any Indebtedness.
5.    Conditions to Effectiveness. This Amendment shall not be effective until each of the following conditions precedent has been satisfied to the satisfaction of, or waived in accordance with Section 9.02 of the Credit Agreement by, the Administrative Agent and the Lenders:

(a)	This Amendment shall have been duly executed and delivered by the Borrower, the Guarantor, and the Lenders. The Administrative Agent shall have received a fully executed original or .pdf copy hereof.

(b)
The Administrative Agent shall have received a copy of all organization consents and resolutions on the part of each Credit Party necessary for the valid execution, delivery and performance by such Credit Party of this Amendment.

(c)
The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder.

(d)	After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.
The Administrative Agent shall notify the Borrower and the Lenders of the Amendment Effective Date, and such notice shall be conclusive and binding.
6.    Loan Document. This Amendment shall constitute a Loan Document for all purposes.
7.    Binding Effect. The terms and provisions hereof shall be binding upon the parties hereto and their successors and assigns and shall inure to the benefit of the Administrative Agent and each Lender and their respective successors and assigns.
8.    Multiple Counterparts. This Amendment may be executed in multiple counterparts, each of which shall constitute an original and which together shall constitute but one and the same instrument. The delivery of an executed counterpart of a signature page of this Amendment by telecopier or other electronic transmission shall be as effective as delivery of a manually executed counterpart.
9.    Severability. Any determination that any provision of this Amendment or any application thereof is invalid, illegal, or unenforceable in any respect in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality, or enforceability of any other provision of this Amendment.
10.    Headings. The headings at various places in this Amendment are intended for convenience only and shall not affect the interpretation of this Amendment.
11.    Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF.

[Signature Pages Follow]

IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by each of the parties hereto as of the date first above written.
BORROWER:

EDUCATION REALTY OPERATING PARTNERSHIP, LP, a Delaware limited partnership

By: EDUCATION REALTY OP GP, INC., a Delaware corporation, its General Partner

By: /s/ J. Drew Koester
Name: J. Drew Koester
Title: Senior Vice President

GUARANTOR:
EDUCATION REALTY TRUST, INC. By: /s/ J. Drew Koester Name: J. Drew Koester Title: Senior Vice President

[Signature Page to First Amendment to Second A&R Credit Agreement]

PNC BANK, NATIONAL ASSOCIATION

By:   /s/ Eric W. Staton
Name: Eric W. Staton
Title: Vice President

Address:
3200 West End Avenue, Ste 507
Nashville, Tennessee 37203
Attention: Eric W. Staton
Telephone No.: (615) 783-2184
Telecopy No.: (877) 610-5710

[Signature Page to First Amendment to Second A&R Credit Agreement]

REGIONS BANK

By:   /s/ T. Barrett Vawter
Name: T. Barrett Vawter
Title: Vice President Real Estate Corporate Banking

Address:
1900 5th Avenue North, 15th Floor
Birmingham, Alabama 35203
Attention: Terri Crowe
Telephone No.: (205) 581-7614
Telecopy No.: (205) 264-5456

[Signature Page to First Amendment to Second A&R Credit Agreement]

KEYBANK, NATIONAL ASSOCIATION, individually and as Administrative Agent, By: /s/ Jessica Lauerhass Name: Jessica Lauerhass Title: Assistant Vice President

[Signature Page to First Amendment to Second A&R Credit Agreement]

U.S. BANK NATIONAL ASSOCIATION

By: /s/ Lori Y. Jensen
Name: Lori Y. Jensen
Title: Senior Vice President

Address:
1100 Abernathy Road, N.E., Suite 1250
Atlanta, GA 30328
Attention: Lori Y. Jensen, Vice President
Telephone No.: (770) 512-3118
Telecopy No.: (770) 512-3130

[Signature Page to First Amendment to Second A&R Credit Agreement]